UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2018

THEMAVEN, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1500 Fourth Avenue, Suite 200, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 600-2765

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MVEN	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note for Amendment No. 1 to the Current Report on Form 8-K

for the Event Date of December 12, 2018

On December 12, 2018, TheMaven, Inc. (the “Company”), consummated the merger between Say Media, Inc. (“Say Media”) and the Company’s wholly-owned subsidiary, SM Acquisition Co., Inc. (“SMAC”), in which SMAC merged with and into Say Media, with Say Media continuing as the surviving corporation in the merger as a wholly-owned subsidiary of the Company (the “Merger”). The purpose of this Amendment No. 1 is to file the requisite financial statements and pro forma financial information relating to the Merger.

Item 9.01 — Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

	Exhibit 9.01(a)(1)	Audited financial statements of Say Media, Inc. for the years ended December 31, 2017 and 2016

	Exhibit 9.01(a)(2)	Interim unaudited condensed financial statements of Say Media, Inc. for the nine months ended September 30, 2018 and 2017

(b)	Pro Forma Financial Information

	Exhibit 9.01(b)(1)	Pro forma financial information relating to the Merger as of and for the nine months ended September 30, 2018 and the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: June 3, 2020	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer